Filed pursuant to Rule 497(e)

File Nos. 33-36528 and 811-6161

ALLIANZ FUNDS

Supplement Dated October 19, 2012

to the Statement of Additional Information (the “SAI”)

of all series of Allianz Funds except for Allianz RCM Focused Growth Fund and Allianz Global Investors Money Market Fund

Dated August 29, 2012 (as supplemented thereafter)

Disclosure Related to Allianz RCM Technology Fund (the “Fund”)

The information relating to the Fund contained in the table under the heading “Securities Ownership” in the subsection captioned “RCM” in the section titled “Portfolio Manager Compensation, Other Accounts Managed, Conflicts of Interest and Corporate Culture” under “Management of the Trust” is hereby revised as follows:

RCM Technology	Dollar Range of Equity Securities
Walter C. Price	Over 1 million
Huachen Chen	$500,001-$1,000,000

Please retain this Supplement for future reference.